SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC  20549


                          FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March
13, 2000


                    NS GROUP, INC.
 (Exact name of registrant as specified in its charter)


   Kentucky                1-9838                61-0985936
(State or other          (Commission            (IRS Employer
jurisdiction of           File No.)              I.D. Number)
incorporation)

 530 West Ninth Street, Newport, Kentucky         41071
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:
 (606) 292-6809

Item 5.     Other Events

On March 13, 2000, the Registrant issued a press release announcing the retirement of Ronald R. Noel as Vice
President and Director of the Company. A copy of such press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial
Information and Exhibits

(c)  Exhibits

99.  Press release dated March 13, 2000




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               NS GROUP, INC.
               (Registrant)

Date:  March 14, 2000    By:   /s/ Thomas J. Depenbrock
                               Thomas J. Depenbrock
                               Vice President and
                               Corporate Controller